Continental Development Corporation

Bnitannia House, 22, 2nd Floor, Cator Road Bandar Seri Begawan BS 881 1, Brunet Darussalam

Service Agreement

This Agreement is made on Jan I, 2020 and effective for the period from January I to March 31, 2020 between:-

Party A: Continental Development Corporation, located at Bnitannia House, 22, 2nd Floor, Cator Road

Bandar Seri Begawan BS 8811 , Brunei Darussalam and

Party B: Vivic Corp, located at 187 E Warm spring Road, PMB#B450, Las Vegas, NV 89119.

Service Rendered

Party A offers services to Party B across all areas of business — from human resources, finance, administration and IT.

Service Fee

The service fee is US DOLLAR FIFTEEN THOUSAND (USD 15,000) from January 1 to March 3 1, 2020.

Termination of Agreement

Termination of this agreement can be made by giving 30 calendar days written notice to each other or agreed by both parties.

Others

Other issues not mentioned in this agreement will refer to the Law in Taiwan or be agreed by both parties.

Party A: Party B:

For and on behalf of For and on behalf of Continental Development Corporation Vivic Corp.

Of

TON

02 2020

JAN 02 2020

Director. HSU Cheng Hsing Director: Kung Yun-Kuang

Continental Development Corporation

Bnitannia House, 22, 2nd Floor, Cator Road Bandar Seri Begawan BS 8811. Brunei Darussalam

Service Agreement

This Agreement is made on April I, 2020 and effective for the period from April I to December 31, 2020 between

Party A: Continental Development Corporation, located at Bnitannia House, 22, 2nd Floor, Cator Road Bandar Seri Begawan BS 8811, Brunei Darussalam and

Party B: Vivic corps located at 187 E Warm spring Road, PMB#B450, Las Vegas, NV 89119.

Service Rendered

Party A offers services to Party B across all areas of business — from human resources, finance, administration and IT.

Service Fee

The monthly service fee is US DOLLAR FIVE THOUSAND (USD 5,000).

Termination of Agreement

Termination of this agreement can be made by giving 30 calendar days written notice to each other or agreed by both parties.

Others

Other issues not mentioned in this agreement will refer to the Law in Taiwan or be agreed by both parties.

Party A: Party B:

For and on behalf of For and on behalf of Continental Development Corporation Vivic Corp.

Director: HSU Cheng Hsing Director: Kung Yun-Kuang